Exhibit 24(a)




                                                        Registration Statement


                            Marketspan Corporation

                      Certificate as to Power of Attorney



      WHEREAS, MarketSpan Corporation (the "Corporation"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, (the "Act") one or more Registration Statements on Form S-3 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued on a continuous basis under an investor common stock issuance and dividend reinvestment, and

      WHEREAS, the Corporation intends to file with the Securities and Exchange Commission under the Act one or more Registration Statements on Form S-8 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued to employees and/or directors pursuant to one or more stock purchase plans.

            NOW, THEREFORE, in my capacity as Corporate Secretary of MarketSpan Corporation, I do hereby certify that Craig G. Matthews has been appointed by the Board of Directors of MarketSpan Corporation with power to execute, among other documents, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            WITNESS my hand and the seal of the Corporation this 21st day of May, 1998.



                                                /S/ KATHLEEN A. MARION
                                                ----------------------
                                                KATHLEEN A. MARION
                                                Corporate Secretary



(Corporate Seal)

                                                                 Exhibit 24(b)


                                                        Registration Statement


                            MarketSpan Corporation

                               Power of Attorney


      WHEREAS, MarketSpan Corporation (the "Corporation"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, (the "Act") one or more Registration Statements on Form S-3 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued on a continuous basis under an investor common stock issuance and dividend reinvestment, and

      WHEREAS, the Corporation intends to file with the Securities and Exchange Commission under the Act one or more Registration Statements on Form S-8 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued to employees and/or directors pursuant to one or more stock purchase plans.

      NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Corporation, I do hereby appoint CRAIG G. MATTHEWS and KATHLEEN A. MARION, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director or officer, or both as the case may be, of the Corporation, such registration statements, any amendment to such registration statements and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of May, 1998.




                           /S/ WILLIAM J. CATACOSINOS
                           --------------------------
                        WILLIAM J. CATACOSINOS, Director

                                                                 Exhibit 24(b)

                                                        Registration Statement


                            MarketSpan Corporation

                               Power of Attorney


      WHEREAS, MarketSpan Corporation (the "Corporation"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, (the "Act") one or more Registration Statements on Form S-3 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued on a continuous basis under an investor common stock issuance and dividend reinvestment, and

      WHEREAS, the Corporation intends to file with the Securities and Exchange Commission under the Act one or more Registration Statements on Form S-8 covering the registration under the Act, and the rules and regulations thereunder, of the Common Stock of the Corporation, to be issued to employees and/or directors pursuant to one or more stock purchase plans.

      NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Corporation, I do hereby appoint CRAIG G. MATTHEWS and KATHLEEN A. MARION, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director or officer, or both as the case may be, of the Corporation, such registration statements, any amendment to such registration statements and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

      IN WITNESS WHEREOF, I have executed this power of attorney this 21st day of May, 1998.


                                     /S/ ROBERT B. CATELL
                                     --------------------
                                    ROBERT B. CATELL, Director

                                                                 Exhibit 24(c)



                                                        Registration Statement



                            MarketSpan Corporation


      I, KATHLEEN A. MARION, Corporate Secretary of MarketSpan Corporation (the "Corporation"), a New York corporation, DO HEREBY CERTIFY that annexed hereto is a true, correct and complete copy of the resolution adopted by Unanimous Written Consent of the Board of Directors of the Corporation on May 21, 1998.
      AND I DO FURTHER CERTIFY that the foregoing resolution has not been in any way amended, annulled, rescinded or revoked and that the same is still in full force and effect.
      WITNESS my hand and the seal of the Corporation this 21st day of May, 1998.


                                                /S/ KATHLEEN A. MARION
                                                ----------------------
                                                KATHLEEN A. MARION
                                                Corporate Secretary


(Corporate Seal)